Exhibit 99.1

FireEye Reports Financial Results for Fourth Quarter and Full Year 2020

•Record revenue, annualized recurring revenue, non-GAAP operating income and operating cash flow for fourth quarter and full year 20201,2
•Revenue of $248 million, an increase of 5 percent from the fourth quarter of 2019
•Total annualized recurring revenue of $638 million, an increase of 8 percent from the fourth quarter of 20192
•Platform, cloud subscription and managed services annualized recurring revenue of $340 million, an increase of 20 percent from the fourth quarter of 20192
•Non-GAAP operating margin of 12 percent, an increase of 5 points from the fourth quarter of 20191

MILPITAS, Calif. – Feb. 2, 2021 – FireEye, Inc. (NASDAQ: FEYE), the intelligence-led security company, today announced financial results for the fourth quarter and full year ended December 31, 2020.
“Our record fourth quarter and 2020 results demonstrated that we are gaining momentum in our Platform, Cloud Subscription, Managed Services and Professional services categories. The combined revenue from these two categories accounted for 55% of total revenue in 2020 and increased 23% from the full year 2019,” said Kevin Mandia, FireEye chief executive officer.
“We continue to transform our business and believe we are well-positioned as organizations shift to intelligence-led security focused on security effectiveness. Our vision is to become a seamless extension of our customers’ security operations by delivering our threat intelligence and expertise gained on the frontlines through the Mandiant Advantage platform,” added Mandia.
Fourth Quarter 2020 Financial Results

	Q4 2020	Q4 2019	Y/Y change
Revenue	$248 million	$235 million	+5%
Annualized recurring revenue[2]	$638 million	$592 million	+8%
GAAP gross margin	65%	66%	-1 pt
Non-GAAP gross margin[1]	72%	73%	-1 pt
GAAP operating margin	(11)%	(15)%	+4 pts
Non-GAAP operating margin[1]	12%	7%	+5 pts
GAAP net income (loss) per share attributable to common stockholders, basic and diluted	$(0.17)	$(0.23)	+$0.06
Non-GAAP net income (loss) per share attributable to common stockholders, diluted[1]	$0.12	$0.07	+$0.05
Cash flow provided (used) by operating activities	$71 million	$40 million	+$31 million
Capital expenditures	$4 million	$7 million	$(3) million

2020 Financial Results

	2020	2019	Y/Y change
Revenue	$941 million	$889 million	+6%
GAAP gross margin	64%	65%	-1 pt
Non-GAAP gross margin[1]	71%	73%	-2 pts
GAAP operating margin	(16)%	(24)%	+8 pts
Non-GAAP operating margin[1]	8%	1%	+7 pts
GAAP net income (loss) per share attributable to common stockholders, basic and diluted	$(0.93)	$(1.24)	+$0.31
Non-GAAP net income (loss) per share attributable to common stockholders, diluted[1]	$0.31	$0.05	+$0.26
Cash flow provided (used) by operating activities	$95 million	$68 million	+$27 million
Capital expenditures	$26 million	$46 million	$(20) million
1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
2 Annualized recurring revenue is defined as the annualized run-rate of active term licenses, subscriptions, and support contracts at the end of a reporting period.

First Quarter and 2021 Outlook
FireEye provides guidance based on current market conditions and expectations. The company emphasizes that the guidance is subject to various important cautionary factors referenced in the section entitled "Forward-Looking Statements" below, including risks and uncertainties associated with the COVID-19 pandemic.

	Q1 2021 Outlook	2021 Outlook
Revenue	$235 - $238 million	$990 - $1,010 million
Non-GAAP gross margin	70% - 71%	70.5% - 71.5%
Non-GAAP operating margin	6.5% - 7.5%	9% - 10%
Net interest income (expense)	$(1) million	$(3) - $(4) million
Provision for non-GAAP income taxes	$1 - $2 million	$4 - $6 million
Weighted average shares outstanding, diluted	238 million	240 - 245 million
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$0.05 - $0.07	$0.35 - $0.37
Capital expenditures	~ $6 million	~ $25 million

Guidance for non-GAAP financial measures excludes stock-based compensation, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, discrete tax provision (benefit), dividends on Series A convertible preferred stock, other special non-recurring items, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that are anti-dilutive. A reconciliation of non-GAAP guidance measures to the most directly comparable GAAP financial measures is not available on a forward-looking basis due to the uncertainty regarding, and the potential variability of, the amounts of stock-based compensation expense, amortization of intangible assets, and non-recurring expenses that may be incurred in the future. Stock-based compensation expense is impacted by the company’s future hiring and retention needs, as well as the future fair market value of the company’s common stock, all of which are difficult to predict and subject to constant change. The actual amount of stock-based compensation expense in the first quarter of 2021 and full year 2021 will have a significant impact on the company’s GAAP operating margin and net loss per share attributable to common stockholders. Further, amortization of intangible assets, as well as other non-recurring expenses, if any, will also impact results. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the most directly comparable GAAP financial measures for future periods is not available without unreasonable effort.

Recent Highlights
•Uncovered an international cyber espionage campaign with our discovery of a supply chain compromise in the SolarWinds Orion platform
•Strengthened our management team with the addition of Bryan Palma as Executive Vice President, FireEye Products
•Added new board members, Viral Patel, Senior Managing Director at Blackstone and Arthur Coviello, Venture Partner at Rally Ventures
•Introduced Mandiant Advantage, a software-as-a-service (SaaS) platform for delivery of our solutions, beginning with Mandiant Intelligence; Mandiant Validation and other offerings will become available on the platform in coming months
•Announced a $400 million strategic investment by Blackstone and ClearSky to accelerate investment in Mandiant Solutions strategic growth initiatives
•Acquired Respond Software, an innovator in security operations automation through AI-driven eXtended Detection and Response (XDR)
•Awarded first place by Naval Information Warfare Systems Command in a network threat detection challenge, following the March 2020 first place award for FireEye Endpoint Security
•Recognized by CRN with a 2020 CRN Tech Innovator award in the ‘Security – Risk Assessment and Management’ category for Mandiant Security Validation
Conference Call Information
FireEye will host a conference call today, February 2, 2021, at 5 p.m. Eastern time (2 p.m. Pacific time) to discuss its fourth quarter financial results and the company’s outlook for the first quarter and full year 2021. Interested parties may access the conference call by dialing 877-312-5521 (domestic) or 678-894-3048 (international). A live audio webcast of the call can be accessed from the Investor Relations section of the company's website at https://investors.fireeye.com. An archived version of the webcast will be available at the same website shortly after the conclusion of the live event.
Forward-Looking Statements
This press release contains forward-looking statements, including statements related to future financial results for the first quarter and full year 2021, including revenue, non-GAAP gross margin, non-GAAP operating margin, net interest income and expense, provision for non-GAAP income taxes, weighted average shares outstanding, non-GAAP net income per share, and capital expenditures in the section entitled “First Quarter and 2021 Outlook” above, as well as statements regarding plans and opportunities, including new offerings.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause FireEye’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause FireEye’s results to differ materially from those expressed or implied by such forward-looking statements include customer demand and adoption of FireEye’s products, solutions and services; real or perceived defects, errors or vulnerabilities in FireEye's products, solutions or services; any delay in the release of FireEye's new products, solutions or services; FireEye's ability to realize the expected benefits resulting from its 2020 restructuring plans; the potential disruption or perception of disruption to FireEye's business due to the restructuring plans; the impact of the COVID-19 pandemic on FireEye's business, results of operations, liquidity and capital resources; FireEye's ability to react to trends and challenges in its business and the markets in which it operates; FireEye's ability to anticipate market needs or develop new or enhanced products, solutions and services to meet those needs; FireEye’s ability to hire and retain key executives and employees; FireEye’s ability to attract new and retain existing customers and train its sales force; the budgeting cycles, seasonal buying patterns and length of FireEye’s sales cycle; risks associated with new offerings; sales and marketing execution risks; the failure to achieve expected synergies and efficiencies of operations between FireEye and its acquired companies; the ability of FireEye and its acquired companies to successfully integrate their respective market opportunities, technologies, products, personnel and operations; the ability of FireEye and its partners to execute their strategies, plans, objectives and expected investments with respect to FireEye’s partnerships; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in FireEye’s Form 10-Q filed with the Securities and Exchange Commission on October 30, 2020, which should be read in conjunction with these financial results and is available on the Investor Relations section of FireEye’s website at investors.fireeye.com and on the SEC website at www.sec.gov.

All forward-looking statements in this press release are based on information available to the company as of the date hereof, and FireEye does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Any future product, service, feature, or related specification that may be referenced in this release is for informational purposes only and is not a commitment to deliver any offering, technology or enhancement. FireEye reserves the right to modify future product or service plans at any time.
Non-GAAP Financial Measures
In this release FireEye has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures used by other companies. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends, and in comparing the company's financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial information prepared in accordance with GAAP and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP financial measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP gross margin. FireEye defines non-GAAP gross margin as total gross profit excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, and, as applicable, other special or non-recurring items, divided by total revenue.
Non-GAAP operating income (loss) and non-GAAP operating margin. FireEye defines non-GAAP operating income (loss) as operating income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, and other special or non-recurring items. FireEye defines non-GAAP operating margin as non-GAAP operating income (loss) divided by total revenue.
Non-GAAP net income (loss) attributable to common stockholders. FireEye defines non-GAAP net income (loss) attributable to common stockholders as net income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, discrete tax provision (benefit), dividends on Series A convertible preferred stock, and other special or non-recurring items.
Non-GAAP net income (loss) per share attributable to common stockholders. FireEye defines non-GAAP net income per diluted share attributable to common stockholders as non-GAAP net income attributable to common stockholders divided by weighted average diluted shares outstanding. Weighted average diluted shares used to calculate non-GAAP net income per diluted share attributable to common stockholders excludes shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that are anti-dilutive. FireEye defines non-GAAP net loss per share attributable to common stockholders as non-GAAP net loss attributable to common stockholders divided by weighted average basic shares outstanding, which excludes stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that are anti-dilutive.
Non-GAAP net income attributable to common stockholders and non-GAAP net income per diluted share attributable to common stockholders in the fourth quarter and full year of 2020 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, discrete tax provision (benefit), and dividends on Series A convertible preferred stock. Weighted average diluted shares outstanding used to calculate non-GAAP net income per diluted share excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that were anti-dilutive.

Non-GAAP net income attributable to common stockholders and non-GAAP net income per diluted share attributable to common stockholders in the fourth quarter and full year of 2019 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, and discrete tax provision (benefit). Weighted average diluted shares outstanding used to calculate non-GAAP net income per diluted share excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.
FireEye considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, discrete tax provision (benefit), dividends on Series A convertible preferred stock, and other non-recurring and discrete items so that management and investors can compare the company's core business operating results over multiple periods.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures exclude stock-based compensation expense. Stock-based compensation is an important part of FireEye employees' overall compensation and has been, and will continue to be for the foreseeable future, a significant recurring expense in the company's business. Second, the components of the costs that FireEye excludes in its calculation of these non-GAAP financial measures, including not only stock-based compensation, but also amortization of stock-based compensation expense capitalized in software development costs, non-recurring or non-operating items such as amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, discrete tax provision (benefit), and dividends on Series A convertible preferred stock, may differ from the components excluded by peer companies when they report their non-GAAP results of operations. FireEye compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP financial measures and evaluating non-GAAP financial measures together with their nearest GAAP equivalents.
About FireEye, Inc.
FireEye is the intelligence-led security company. Working as a seamless, scalable extension of customer security operations, FireEye offers a single platform that blends innovative security technologies, nation-state grade threat intelligence, and world-renowned Mandiant® consulting. With this approach, FireEye eliminates the complexity and burden of cyber security for organizations struggling to prepare for, prevent, and respond to cyber attacks. FireEye has over 9,900 customers across 103 countries, including more than 50 percent of the Forbes Global 2000.
© 2021 FireEye, Inc. All rights reserved. FireEye and Mandiant are registered trademarks or trademarks of FireEye, Inc. in the United States and other countries. All other brands, products, or service names are or may be trademarks or service marks of their respective owners.
Media inquiries:
Media.Relations@fireeye.com
Investor inquiries:
Investor.Relations@fireeye.com
Source: FireEye

FireEye, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$676,454	$334,603
Short-term investments	624,824	704,955
Accounts receivable, net	153,575	171,459
Inventories	4,023	5,892
Prepaid expenses and other current assets	103,368	96,827
Total current assets	1,562,244	1,313,736
Property and equipment, net	79,770	93,812
Operating lease right-of-use assets, net	38,251	58,758
Goodwill	1,364,886	1,205,292
Intangible assets, net	126,067	134,420
Deposits and other long-term assets	74,664	84,468
Total Assets	$3,245,882	$2,890,486

Liabilities, Convertible preferred stock and Stockholders' equity
Current Liabilities:
Accounts payable	$5,107	$26,271
Operating lease liabilities, current	16,024	18,437
Accrued and other current liabilities	23,239	24,496
Accrued compensation	95,664	59,513
Convertible senior notes, current, net	—	117,288
Deferred revenue, current	613,709	603,944
Total current liabilities	753,743	849,949
Convertible senior notes, non-current, net	960,896	893,273
Deferred revenue, non-current	342,748	370,623
Operating lease liabilities, non-current	42,202	70,481
Other long-term liabilities	12,339	4,494
Total liabilities	2,111,928	2,188,820
Commitments and contingencies
Series A convertible preferred stock	$401,050	$—
Stockholders' equity:
Common stock	24	22
Additional paid-in capital	3,623,243	3,457,359
Treasury stock	(80,000)	(150,000)
Accumulated other comprehensive income	3,834	1,180
Accumulated deficit	(2,814,197)	(2,606,895)
Total stockholders’ equity	732,904	701,666
Total Liabilities, Convertible preferred stock and Stockholders' equity	$3,245,882	$2,890,486

FireEye, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Product, subscription and support	$189,721	$185,008	$724,945	$708,836
Professional services	57,781	50,078	215,639	180,316
Total revenue	247,502	235,086	940,584	889,152
Cost of revenue: (1)(2)(3)
Product, subscription and support	55,160	54,494	217,255	210,432
Professional services	31,883	26,217	116,772	98,460
Total cost of revenue	87,043	80,711	334,027	308,892
Total gross profit	160,459	154,375	606,557	580,260
Operating expenses:
Research and development (1)(2)(3)	63,009	67,537	252,771	271,326
Sales and marketing (1)(2)	96,796	93,077	380,998	396,822
General and administrative (1)	25,646	28,862	101,452	111,881
Restructuring charges (5)	1,487	(15)	26,507	10,265
Total operating expenses	186,938	189,461	761,728	790,294
Operating loss	(26,479)	(35,086)	(155,171)	(210,034)
Other expense, net (6)	(12,182)	(11,702)	(49,238)	(41,685)
Loss before income taxes	(38,661)	(46,788)	(204,409)	(251,719)
Provision (benefit) for income taxes (7)	(58)	2,428	2,894	5,690
Net loss	$(38,603)	$(49,216)	$(207,303)	$(257,409)
Dividend on series A convertible preferred stock (8)	(1,050)	—	(1,050)	—
Net loss attributable to common stockholders, basic and diluted	$(39,653)	$(49,216)	$(208,353)	$(257,409)
Net loss per share attributable to common stockholders, basic and diluted	$(0.17)	$(0.23)	$(0.93)	$(1.24)
Weighted average shares used in per share calculations, basic and diluted	229,203	214,565	223,308	207,234

FireEye, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Year Ended December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(207,303)	$(257,409)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	96,384	103,305
Stock-based compensation	156,107	153,517
Non-cash interest expense related to convertible senior notes	46,728	47,983
Deferred income taxes	(838)	(257)
Other	6,998	945
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	16,681	(12,109)
Inventories	3,285	51
Prepaid expenses and other assets	3,607	7,003
Accounts payable	(18,931)	4,707
Accrued liabilities	(6,738)	(3,074)
Accrued compensation	36,151	(4,295)
Deferred revenue	(20,773)	36,987
Other long-term liabilities	(16,463)	(9,817)
Net cash provided by operating activities	94,895	67,537
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment and demonstration units	(26,326)	(45,605)
Purchases of short-term investments	(393,442)	(617,194)
Proceeds from maturities of short-term investments	443,396	620,580
Proceeds from sales of short-term investments	29,161	—
Business acquisitions, net of cash acquired	(123,740)	(127,249)
Purchase of investment in privately held company	(1,000)	—
Lease deposits	(207)	432
Net cash used in investing activities	(72,158)	(169,036)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of convertible senior notes	(96,392)	—
Series A convertible preferred stock issuance costs	(4,653)	—
Series A convertible preferred stock	400,000	—
Payment related to shares withheld for taxes	(9,363)	—
Proceeds from employee stock purchase plan	22,188	22,086
Proceeds from exercise of equity awards	7,334	4,187
Net cash provided by financing activities	319,114	26,273
Net change in cash and cash equivalents	341,851	(75,226)
Cash and cash equivalents, beginning of period	334,603	409,829
Cash and cash equivalents, end of period	$676,454	$334,603

FireEye, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP operating loss	$(26,479)	$(35,086)	$(155,172)	$(210,034)
Stock-based compensation expense (1)	42,514	36,355	156,107	153,517
Amortization of stock-based compensation capitalized in software development costs (3)	1,065	968	4,128	3,524
Amortization of intangible assets (2)	11,669	14,531	45,882	53,943
Acquisition related expenses (4)	425	—	425	597
Restructuring charges (5)	1,487	(15)	26,507	10,265
Non-GAAP operating income (loss)	$30,681	$16,753	$77,877	$11,812
GAAP gross margin	65%	66%	64%	65%
Stock-based compensation expense (1)	4%	3%	4%	4%
Amortization of intangible assets (2)	3%	4%	3%	4%
Non-GAAP gross margin	72%	73%	71%	73%
GAAP operating margin	(11)%	(15)%	(16)%	(24)%
Stock-based compensation expense (1)	17%	16%	16%	17%
Amortization of stock-based compensation capitalized in software development costs (3)	—%	—%	—%	—%
Amortization of intangible assets (2)	5%	6%	5%	6%
Restructuring charges (5)	1%	—%	3%	2%
Non-GAAP operating margin	12%	7%	8%	1%
GAAP net loss attributable to common stockholders	$(39,653)	$(49,216)	$(208,354)	$(257,409)
Stock-based compensation expense (1)	42,514	36,355	156,107	153,517
Amortization of stock-based compensation capitalized in software development costs (3)	1,065	968	4,128	3,524
Amortization of intangible assets (2)	11,669	14,531	45,882	53,943
Acquisition related expenses (4)	425	—	425	597
Restructuring charges (5)	1,487	(15)	26,507	10,265
Non-cash interest expense related to convertible senior notes (6)	11,248	12,215	46,728	47,983
Adjustment to provision (benefit) from income taxes (7)	(1,545)	43	(1,861)	(861)
Dividend on series A convertible preferred stock (8)	1,050	—	1,050	—
Non-GAAP net income attributable to common stock holders	$28,260	$14,881	$70,612	$11,559
GAAP net loss per common share attributable to common stockholders, basic and diluted	$(0.17)	$(0.23)	$(0.93)	$(1.24)
Stock-based compensation expense (1)	0.19	0.17	0.70	0.74
Amortization of stock-based compensation capitalized in software development costs (3)	—	—	0.02	0.02
Amortization of intangible assets (2)	0.05	0.07	0.21	0.26
Acquisition related expenses (4)	—	—	—	—
Restructuring charges (5)	0.01	—	0.12	0.05
Non-cash interest expense related to convertible senior notes (6)	0.05	0.06	0.21	0.23
Adjustment to provision (benefit) from income taxes (7)	(0.01)	—	(0.01)	—
Dividend on series A convertible preferred stock (8)	—	—	—	—
Non-GAAP net income (loss) per common share attributable to common stockholders, basic	$0.12	$0.07	$0.32	$0.06
Non-GAAP net income (loss) per common share attributable to common stockholders, diluted	$0.12	$0.07	$0.31	$0.05

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Weighted average shares used in per share calculation for Non-GAAP, basic	229,203	214,565	223,308	207,234
Weighted average shares used in per share calculation for Non-GAAP, diluted	233,287	220,421	226,549	213,043

(1) Includes stock-based compensation expense as follows:
Cost of product, subscription and support revenue	$4,356	$3,404	$16,393	$14,905
Cost of professional services revenue	5,329	3,333	18,695	13,972
Research and development expense	12,631	10,445	45,867	45,476
Sales and marketing expense	13,460	11,179	49,662	49,198
General and administrative expense	6,738	7,994	25,176	29,966
Restructuring charges	—	—	314	—
Total stock-based compensation expense	$42,514	$36,355	$156,107	$153,517

(2) Includes amortization of intangible assets as follows:
Cost of product, subscription and support revenue	$7,228	$10,332	$28,739	$37,643
Research and development expense	22	109	349	445
Sales and marketing expense	4,419	4,090	16,794	15,855
Total amortization of intangible assets	$11,669	$14,531	$45,882	$53,943

(3) Includes amortization of stock-based compensation capitalized in software development costs as follows:
Cost of product, subscription and support revenue	$48	$190	$200	$782
Cost of professional services revenue	24	95	100	391
Research and development expense	993	683	3,828	2,350
Total amortization of stock-based compensation capitalized in software development costs	$1,065	$968	$4,128	$3,523

(4) Includes acquisition related expenses as follows:
General and administrative expense	$425	$—	$425	$597

(5) Includes restructuring charges as follows:
Restructuring charges	$1,487	$(15)	$26,507	$10,265

(6) Includes non-cash interest expense related to convertible senior notes as follows:
Other income, net	$11,248	$12,215	$46,728	$47,983

(7) Includes income tax effect of non-GAAP adjustments as follows:
Provision (benefit) from income taxes	$(1,545)	$43	$(1,861)	$(861)

(8) Dividend on series A convertible preferred stock	$1,050	$—	$1,050	$—

FireEye, Inc.
REVENUE BREAKOUT
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Product and related subscription and support revenue	$104,589	$114,050	$422,812	$467,823
Platform, cloud subscription and managed services revenue	85,132	70,958	302,133	241,013
Product, subscription and support revenue	189,721	185,008	724,945	708,836
Professional services revenue	57,781	50,078	215,639	180,316
Total revenue	$247,502	$235,086	$940,584	$889,152

ANNUALIZED RECURRING REVENUE BREAKOUT
(Unaudited, in thousands)

	As of December 31,
	2020	2019
Product and related subscription and support	$297,530	$307,718
Platform, cloud subscription and managed services	340,080	284,205
Total annualized recurring revenue	$637,610	$591,923